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                                                                    Exhibit 10.7


                          RENAISSANCE WORLDWIDE, INC.
                           2001 DIRECTORS STOCK PLAN


1.   Purpose.  The purpose of this plan (the "Plan") is to promote the
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recruiting and retention of highly qualified directors and to strengthen the commonality of interest between directors and stockholders by providing for the grant of options to purchase shares of the common stock, no par value (the "Stock"), of Renaissance Worldwide, Inc., a Massachusetts corporation (the "Company"), to Eligible Directors (as defined in Section 5 of the Plan). The Company believes that the granting of such options will serve to enhance the Company's ability to attract and retain the services of such persons, to provide additional incentives to them and to encourage the highest level of performance by them by offering them a proprietary interest in the Company's success. The Company also believes that the Plan will encourage directors to make greater equity in the Company, more closely aligning the interests of the directors and the stockholders.

2.   Effective Date.  This Plan was adopted by the Board of Directors of the
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Company (the "Board") in December 11, 2000 and submitted to the stockholders of the Company for approval at the annual meeting held in May 2001. This Plan, in combination with the 2001 Directors Cash Compensation Plan, replaces the 1998 Directors' Stock Plan.

3.   Stock Covered by the Plan.  Subject to the adjustment provided in Section
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7, the aggregate number of shares of Stock which may be issued and sold pursuant to options granted under the Plan shall not exceed three hundred fifty thousand (350,000) shares. Shares of Stock issued under this Plan may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully excised, the shares which have not been purchased thereunder will again become available for purposes of the Plan.

4.   Administration.  The Plan will be administered by the Board of Directors of
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the Company (the "Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board may delegate its power to administer the Plan to a committee (the "Committee") consisting of not less than two independent directors of the Company. All questions of interpretation of the Plan or of any options issued under it shall be determined by the Board, or any Committee, and such determination shall be final and binding upon all persons having an interest in the Plan. No Board member or member of a Committee shall be liable for any action or determination under the Plan made in good faith.

5.   Formula Option Grants.  "Eligible Directors" shall mean directors of the
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Company who are not employees of the Company or any of its subsidiaries.  All options granted under the Plan shall be non-statutory stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and which are intended to be taxed under
Section 83 of the Code.


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     Each Eligible Director shall be automatically granted an option to purchase
50,000 shares of Stock (subject to adjustment as specified in Section 7 hereof) on the date that he or she is first elected a director of the Company. This option is referred to as the "Initial Award." On the day of the annual meeting of stockholders, including the 2001 annual meeting, immediately prior to the meeting, each Eligible Director who served during the preceding year shall be awarded an option to purchase 25,000 shares of Stock (prorated if the Eligible Director did not serve for the entire preceding year). These options are referred to as the "Annual Awards."

6.   Option Price.  The price per share at which each option granted under the
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Plan to an Eligible Director may be exercised ("Option Price") shall be the fair market value of a share of Stock (the "Market Price") on the date of grant of the Option. The Market Price of the Stock on a given date shall be determined based on (i) the average of the high and low sales prices of the Stock on such date on the principal national securities exchange or market system in which the Stock is traded or (ii) if the high and low sales prices are not available, the fair market value of the Stock as determined by the Committee (or the Board of Directors, if there is not a Committee at the time of option grant).

7.   Terms and Conditions of Options.  Each option granted under the Plan shall
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be evidenced by and subject to the terms and conditions of an Option Agreement in a form approved by the Committee. Each Option Agreement executed and delivered to an Eligible Director shall contain the following terms and conditions:

     a.   Exercise of Options.  Each option shall expire 10 years from the date
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of grant of such option. The Initial Award shall be exercisable in three equal annual installments commencing on the first anniversary of the date of grant. The Annual Award shall be exercisable on the first anniversary of the date of grant.

     b.   Payment.  An option may be exercised from time to time, in whole or in
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part, during the period that it is exercisable, by payment of the Option Price of each share purchased, in cash, or by delivery to the Company of a number of shares of Stock (provided that any shares acquired directly from the Company shall have been held by such Eligible Director for at least 6 months before such delivery) having an aggregate Market Price of not less than the aggregate Option Price. Payment of the Option Price may also be made by the delivery of an irrevocable undertaking by a broker to pay the Option Price from the proceeds of the sale of the shares subject to the option being exercised.

     c.   Transfer Restrictions.  The shares of Stock issued upon exercise of an
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option granted under this Plan will be acquired for investment and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto. In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance shares to be issued pursuant to the Plan on a national securities exchange or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify each Eligible Director to that effect and no shares of Stock subject to an option shall be issued until such registration, listing or exemption has been

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obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective. The shares of Stock issued on exercise of the option shall be subject to any restrictions on transfer then in effect pursuant to the Articles of Organization or By-laws of the Company.

     d.   Non-Transferability.  Each option granted under the Plan by its terms
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shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), except that an optionee may transfer all or any portion of an option to a member of his/her immediate family or to a trust or other entity, the sole beneficiaries of which are the optionee or members of his/her immediate family. (For purposes of this Plan, "immediate family" shall be defined as determined by the Board.) Any option granted under this Plan shall only be exercised during the lifetime of the optionee by such optionee, by the transferee pursuant to a qualified domestic relations order or by any person to whom the optionee is permitted to transfer the option.

     e.   Termination of Directorship.  Nothing in this Plan or in any Option
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Agreement shall confer upon any Eligible Director the right to continue as a director of the Company. An Eligible Director's right to receive future awards under the Plan shall automatically terminate if and when such Director becomes an employee of the Company. Each Option shall terminate and may no longer be exercised if the Eligible Director ceases to provide services to the Company (including as an employee of the Company) in accordance with the following provisions:

          i. If an Eligible Director's service terminates for any reason other than death, disability, resignation or retirement, options that he holds will terminate.

          ii. If an Eligible Director's service terminates for death, disability, resignation or retirement, any option that is not exercisable will terminate and any option that is exercisable at the time of termination may be exercised by him or his executor, administrator or the person or persons to whom rights under the option shall pass by will or the applicable laws of descent and distribution at any time within 12 months after the date of death, but in no event after the expiration of the option.

8.   Adjustment Provisions.
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     a.   Recapitalizations.  If, through or as a result of any merger,
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consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the number and kind of shares reserved for issuance under the Plan,
(y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then

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outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. In the event of any other extraordinary dividend or distribution, whether in stock, cash or other property, or a spinoff, split up or other extraordinary transaction, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares issuable pursuant to any option theretofore granted (whether or not then exercisable) and the exercise price of such option shall be subject to such adjustment as the Committee or the Board may deem appropriate with a view toward preserving the value of such option.

     b.   Mergers, etc.  In the event of a consolidation or merger in which the
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Company is not the surviving corporation (other than a consolidation or merger in which the holders of Stock acquire a majority of the voting stock of the surviving corporation) or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, that 20 days prior to the effective date of any such merger, consolidation, sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.

     Notwithstanding the foregoing, in the event that a transaction covered by this Section 8(b) is a merger or consolidation intended to qualify as a pooling of interests for accounting purposes, then the acquiring or surviving corporation shall assume, or otherwise provide replacement options for, all options outstanding under this Plan, with such adjustments to the number of shares covered by such option and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the merger or consolidation. Such substitute options shall otherwise be on terms and conditions substantially equivalent to those set forth in this Plan, shall be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, shall terminate on the 180th day following the consummation of the merger or consolidation. Options held by Eligible Directors who become directors of the acquiring or surviving corporation shall be governed, mutatis mutandis, by the provisions of this Plan and the agreement evidencing the option surrendered in substitution.

9.   Amendment of the Plan.
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     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding option without the holder's consent.

10.  Notice.
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     Any written notice to the Company required by any of the provisions of the
Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

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11.  Effective Date and Duration of the Plan.
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     a.   Effective Date.  The Plan shall become effective upon approval by the
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stockholders of the Company. Amendments to the Plan shall become effective when adopted by the Board of Directors.

     b.   Termination.  Unless earlier terminated pursuant to Section 8, the
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Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan.

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